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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 8, 1998




                             NOBLE AFFILIATES, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                    0-7062                  73-0785597
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)



                                110 West Broadway
                             Ardmore, Oklahoma 73401
          (Address, including zip code, of principal executive offices)

               Registrant's telephone number, including area code:
                                 (405) 223-4110





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         Item 5.  OTHER EVENTS.

         On August 27, 1997, the Board of Directors of Noble Affiliates, Inc. (the "Company") authorized and declared a dividend of one Right (a "Right") for each outstanding share of Common Stock, par value $3.331/3 per share, of the Company (the "Common Shares"). The dividend was paid on September 8, 1997 to the holders of record of the Common Shares at the close of business on that date. The description and terms of the Rights are set forth in a Rights Agreement dated August 27, 1997 (the "Rights Agreement") between the Company and Liberty Bank and Trust Company of Oklahoma City, N.A., as Rights Agent, (the "Rights Agent") a copy of which was filed as an Exhibit to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 28, 1997.

         The Company and the Rights Agent entered into Amendment No. 1 to the Rights Agreement, dated as of December 8, 1998 ("Amendment No. 1") which amended the Rights Agreement to eliminate the requirement that "Continuing Directors" (as defined in the Rights Agreement) approve certain actions.

         Amendment No. 1 is filed herewith as Exhibit 4. The foregoing description of Amendment No. 1 is qualified by reference to such Exhibit. Certain capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Rights Agreement.

         Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                      (c)      Exhibits
                               Item        Description
                                4.1        Amendment No. 1 to Rights Agreement
                                           dated as of December 8, 1998,
                                           between Noble Affiliates, Inc. and
                                           Bank One Trust Company, as successor
                                           Rights Agent to Liberty Bank and
                                           Trust Company of Oklahoma City,
                                           N.A. (filed as Exhibit 4.2 to the
                                           Company's Registration Statement on
                                           Form 8-A/A (Amendment No. 1) filed on
                                           December 14, 1998 and incorporated by
                                           reference herein).




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NOBLE AFFILIATES, INC.



Date: December 8, 1998               By:   /s/ WILLIAM D. DICKSON
                                          ----------------------------------
                                          William D. Dickson
                                          Vice President-Finance and Treasurer


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                                INDEX TO EXHIBITS


EXHIBIT                  DESCRIPTION
 4.1                Amendment No. 1 to Rights Agreement dated as of December
                    8, 1998, between Noble Affiliates, Inc. and Bank One Trust
                    Company, as successor Rights Agent to Liberty Bank and Trust
                    Company of Oklahoma City, N.A. (filed as Exhibit 4.2 to the
                    Company's Registration Statement on Form 8-A/A (Amendment
                    No. 1) filed on December 14, 1998 and incorporated herein by reference).